First Quarter 2009 Earnings Conference Call 18 February 2009 21 Exhibit 99.3 (Furnished herewith)

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 22

First Quarter Overview -45% $369 $204 Net Income -42% $.83 $.48 Diluted EPS +1% $4,531 $4,560 Net Sales -1% $5,201 $5,146 Net Sales and Revenues Change Q1 2008 Q1 2009 (in millions of dollars except per share amounts) 23

First Quarter Overview Net Sales Equipment operations net sales: Up ~ 1% in Q1 2009 vs. Q1 2008 Currency translation: ~ (6) points Price realization: ~ +6 points 24

*Percentage change from same period in previous year, excluding purchased product. Production Tonnage* (1) (17) Q2 2009 Forecast (12) (23) (28) Worldwide C&F (3) +12 +6 U.S. and Canada AG (6) (17) +10 Outside U.S. and Canada (2) (10) (4) Total U.S. and Canada (10) (21) (20) Worldwide C&CE Flat (8) +10 Worldwide AG (3) (12) +12 Flat Total Worldwide FY 2009 Previous Forecast FY 2009 Forecast Q1 2009 Previous Forecast Q1 2009 Actual % Change Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) 25

2009 Company Outlook Second Quarter 2009 Forecast Net sales down ~ 9% vs. Q2 2008 Currency translation: ~ (6) points Price realization: ~ +5 points Fiscal Year 2009 Forecast Net sales down ~ 8% vs. FY 2008 Currency translation: ~ (6) points Price realization: ~ +6 points Previous forecast flat vs. FY2008 Currency translation: ~ (6) points Price realization: ~ +7 points Net income of ~ $1.5 billion Previous forecast of ~ $1.9 billion Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) 26

Worldwide Agricultural Equipment First Quarter Overview +5% $332 $348 Operating Profit* +10% Production Tonnage +18% $2,758 $3,261 Net Sales Change Q1 2008 Q1 2009 (in millions of dollars) *Operating profit impacted by: Improved price realization Higher shipment and production volumes Higher raw material costs Sharp volatility in foreign-currency exchange Incremental Margin ~ 3% 27

Foreign Currency Spot Rate Change vs. USD 30 January 2009 vs. 31 January 2008* *Based on daily closing rates from Reuters 28 -40% -30% -20% -10% 0% 10% 20% 30% New Zealand (NZD) Russia (RUB) Australia (AUD) Turkey (TRY) United Kingdom (GBP) South Africa (ZAR) Mexico (MXN) Brazil (BRL) Sweden (SEK) India (INR) Canada (CAD) Euro (EUR) Argentina (ARS) Switzerland (CHF) China (RMB) Japan (JPY)

Annualized Currency Return Volatility August 2008 - January 2009 vs. February 2008 – July 2008* *Based on daily closing rates from Reuters 29 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% China (RMB) Argentina (ARS) India (INR) Switzerland (CHF) Russia (RUB) Euro (EUR) Canada (CAD) Japan (JPY) United Kingdom (GBP) Sweden (SEK) Mexico (MXN) Turkey (TRY) New Zealand (NZD) Australia (AUD) Brazil (BRL) South Africa (ZAR) August 2008 - January 2009 February 2008 - July 2008

$0.57 $8.00 $5.35 $3.35 2009/10 Forecast $0.55 $9.35 $6.85 $4.00 2008/09 Forecast $0.55 $9.20 $6.00 $4.15 Previous 2009/10 $0.52 $9.30 $6.50 $4.25 Previous 2008/09 $0.59 $10.10 $7.35 $4.20 2007/08 Cotton (per pound) Soybeans (per bushel) Wheat (per bushel) Corn (per bushel) U.S. Commodity Price Estimates Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) 30

Deere & Company Forecast as of 18 February 2009 U.S. Farm Prices Source: Actual data from Wall Street Journal 31 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Jan-04 Apr-04 Jul-04 Oct-04 Jan-05 Apr-05 Jul-05 Oct-05 Jan-06 Apr-06 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09F Jul-09F Oct-09F Wheat Corn Soybeans

U.S. Farm Production Cost / Profitability* Variable production costs: Prices at which farmers still make good money: $6.50 to $7.00 Soybeans $5.40 to $5.80 Wheat $3.10 to $3.30 Corn 2009 2008 $3.47 $3.09 Soybeans $3.19 $3.09 Wheat $2.32 $1.95 Corn *Source: Informa Economics; estimates based on production costs as of 9 February 2009 32

U.S. Farm Cash Receipts 323.9 10.3 144.8 168.8 Previous 2009 313.1 13.5 137.3 162.3 2009 Forecast 336.8 13.3 140.5 183.0 Previous 2008 332.1 13.2 138.2 180.7 2008 Forecast 296.8 11.9 137.9 147.0 2007 Total Cash Receipts Government Payments Livestock Crops (in billions of dollars) Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) 33

Worldwide Agricultural Equipment Order Cancellation Status U.S. and Canada: Very few cancellations Western Europe: Very few cancellations South America: Cancellations in Q1 2009 somewhat higher than typical Central Europe, CIS*, including Russia: High cancellations * Commonwealth of Independent States 34

Agricultural Equipment Retail Sales Industry Outlook U.S. and Canada: Flat to up 5% for Fiscal 2009 Previous forecast up ~ 5% South America: Down 15% - 25% for Fiscal 2009 Previous forecast down 10% - 20% Western Europe: Down 10% - 15% for Fiscal 2009 Previous forecast down 5% - 10% Central Europe, CIS*, including Russia: Down significantly for Fiscal 2009 Previous forecast down moderately Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) * Commonwealth of Independent States 35

Worldwide Agricultural Equipment Deere & Company Outlook Fiscal Year 2009 Forecast Net sales projected to be down ~ 2% Currency translation: ~ (7) points Previous forecast up ~ 5% Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) 36

Worldwide Commercial & Consumer Equipment First Quarter Overview $8 ($59) Operating Profit/(Loss)* -20% Production Tonnage -25% $743 $558 Net Sales Change Q1 2008 Q1 2009 (in millions of dollars) *Operating Loss impacted by: Lower shipment and production volumes Higher raw material costs Lower SA&G expenses Improved price realization Decremental Margin ~ 36% 37

Worldwide Commercial & Consumer Equipment Deere & Company Outlook Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) Fiscal Year 2009 Forecast Net sales projected to be down ~ 14% Previous forecast down ~ 6% 38

Worldwide Construction & Forestry First Quarter Overview -85% $117 $18 Operating Profit* -28% Production Tonnage -28% $1,030 $741 Net Sales Change Q1 2008 Q1 2009 (in millions of dollars) *Operating Profit impacted by: Lower shipment and production volumes Higher raw material costs Improved price realization Lower SA&G expenses Decremental Margin ~ 34% 39

Worldwide Construction & Forestry Deere & Company Outlook Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) Fiscal Year 2009 Forecast Net sales projected to be down ~ 24% Previous forecast down ~ 12% 40

American Recovery & Reinvestment Act U.S. Stimulus Package Estimated infrastructure funding: $100-150 billion Impact to Deere: Minimal impact in fiscal 2009, majority in fiscal 2010 and 2011 Beneficial tax provisions 41

Credit Credit Loss History Low losses driven by: Strong farmer cash flows Rigorous underwriting standards Strong used equipment values * Year-to-date January 2009 annualized Ag and C&CE dealer reserves Robust collection practices 42 Provision for Credit Losses / Average Owned Portfolio 0.00% 0.50% 1.00% 1.50% 2.00% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009*

Credit Owned Portfolio Write-offs Annualized 0.54% 2.42% 1.87% 0.01% Q1 2009 0.52% 1.22% 0.76% 0.17% 10-Year Annual Average 1.19% 2.95% 1.08% 0.48% 10-Year Annual Peak 0.33% Total Owned Write-offs C&F – Retail notes C&CE – Retail notes AG – Retail notes 1.26% 1.21% 0.03% Q1 2008 43

Credit First Quarter Funding vs. Annual Maturities (in billions) Non-commercial paper funding, first quarter 2009 16 December, JDCC, FDIC guaranteed MTN (TLGP) $2.0 19 January, JDCC, €600 million MTN .8 26 January, JDCC, $2.25 billion Ag retail note conduit-Initial funding 1.9 Total $4.7 Non-commercial paper maturities, full fiscal year 2009 Medium-term notes $3.5 Asset-backed securities .9 Total $4.4 44

Liquidity Management (billions of dollars) Medium-Term Notes ABS TLGP MTN €MTN Ag Retail Note Conduit Note: As of 31 January 2009, Enterprise incremental capacity to issue commercial paper was $2.2 billion $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 $0.0 Ag Retail Note Conduit $1.9 €MTN $0.8 $0.9 $3.5 $5.2 ’09 Q1 JDCC Funding ’09 Full FY John Deere Credit Worldwide Maturities ’09 Q1 Enterprise Cash, Cash Equivalents & Marketable Securities 45

Credit First Quarter 2009 Net income of ~ $45 million vs. ~ $96 million in Q1 2008 Narrower financing spreads Lower commissions from crop insurance Higher provision for credit losses Fiscal Year 2009 Forecast Net income of ~ $250 million Previous forecast ~ $300 million Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) 46

Consolidated Trade Receivables & Inventory ¯ 250 ¯ 250 ¯ 175 ¯ 150  75 2009** Forecast ¯ 75 ¯ 75 ¯ 125 ¯ 75  125 2009** Previous Forecast  824 Total, as reported  1,405 Total, constant exchange C&F C&CE AG (in millions of dollars) ¯ 194 ¯ 13  1,031 Q1 2009* Actual Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) * Change at 31 January 2009 vs. 31 January 2008 ** Change at 31 October 2009 vs. 31 October 2008 47

Consolidated Trade Receivables & Inventory Continued strong asset management in 2009 48 20% 25% 30% 35% 40% 45% 50% 55% 60% ‘00 Q3 Q4 ‘01 Q1 Q2 Q3 Q4 ‘02 Q1 Q2 Q3 Q4 ‘03 Q1 Q2 Q3 Q4 ‘04 Q1 Q2 Q3 Q4 ‘05 Q1 Q2 Q3 Q4 ‘06 Q1 Q2 Q3 Q4 ‘07 Q1 Q2 Q3 Q4 ‘08 Q1 Q2 Q3 Q4 ‘09 Q1 Receivables & Inventory to Previous 12 Months Sales Prior Year Current Year

 in-line with industry  strong double digits  double digits ¯ single digit Deere**  15% 4WD Tractors  13% Combines  7% ¯ 15% Industry* Row-Crop Tractors Utility Tractors * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers January 2009 Retail Sales U.S. and Canada 49

(at 31 January – in units as a % of trailing 12 months retail sales) 2008 2009 8% 8% Combines 19% 23% Row-Crop Tractors As reported to the Association of Equipment Manufacturers Deere Dealer Inventories U.S. and Canada 50

January 2009 Retail Sales Western Europe ¯ double digits low double digits Deere Combines Tractors Based on EU Government Reporting of Registrations 51

¯ double digits First-in-the-Dirt ¯ low single digit Settlements Construction & Forestry ¯ low double digits Commercial & Consumer Equipment Deere January 2009 Retail Sales U.S. and Canada 52

Material Costs and Freight Equipment Operations First Quarter 2009 Up ~ $270 million vs. Q1 2008 Second Quarter 2009 Forecast Up $200 - $225 million vs. Q2 2008 Fiscal Year 2009 Forecast Up $400 - $500 million vs. FY2008 By division Agricultural Equipment: $300 - $350 Commercial & Consumer Equipment: $ 50 - $ 75 Construction & Forestry: $ 50 - $ 75 Previous forecast up $500 - $900 million vs. FY2008 Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) 53

Research & Development Expense Equipment Operations First Quarter 2009 Up ~ 7% vs. Q1 2008 Currency translation ~ (2) points Fiscal Year 2009 Forecast Up ~ 3% vs. FY2008 Currency translation ~ (3) points Previous forecast up ~ 5% Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) 54

Selling, Administrative & General Expense Equipment Operations First Quarter 2009 Down ~ 5% vs. Q1 2008 Global growth initiatives: ~ 4 points Variable incentive compensation ~ (5) points Currency translation ~ (4) points Fiscal Year 2009 Forecast Down ~ 4% vs. FY 2008 Global growth initiatives ~ 3 points Variable incentive compensation ~ (4) points Currency translation ~ (4) points Previous forecast up ~ 2% vs. FY 2008 Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) 55

Aligned High-Performance Teamwork: Integral Part of Strategy, Reinforced with Compensation Global Performance Management reinforces alignment Base pay changes linked to achieving goals STI: Short-Term Incentive – Bonus focuses on OROA Covers most worldwide salaried employees MTI: Mid-Term Incentive – Bonus driven by sustained SVA creation About 6,000 management employees eligible 56

Tax Rate Equipment Operations First Quarter 2009 Effective tax rate of ~ 29% Discrete items Fiscal Year 2009 Forecast Assumes tax rate of ~ 35% No change from previous forecast Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) 57

Other Information Fiscal Year 2009 Forecast Equipment Operations Capital Expenditures ~ $800 million Previous forecast ~ $1.0 billion Depreciation and Amortization ~ $500 million Previous forecast ~ $525 million Pension/OPEB Contributions ~ $180 million Previous forecast ~ $170 million Financial Services Capital Expenditures ~$100 million, primarily Wind Previous forecast ~ $125 million, primarily Wind Deere & Company Forecast as of 18 February 2009 (Previous Forecast as of 26 November 2008) 58

Appendix 59

Share Repurchase as Part of Publicly Announced Plans Total $ Amount (in billions) Shares Repurchased* (in millions) FY2009 $0.0 0.0 Q1 $0.0 0.0 Total Q4 Q3 Q2 $1.7 21.2 2008 Total $ Amount (in billions) Shares Repurchased* (in millions) Actual $0.2 5.9 2004 $5.6 114.5 Total $1.5 25.7 2007 $1.3 34.0 2006 $0.9 27.7 2005 Cumulative cost of repurchases since 2004: $5.6 billion Balance remaining on May 2007 40-million share authorization: 13.7 million May 2008 share authorization: $5.0 billion 31 January 2009 period ending shares: 422.7 million * All shares adjusted for two-for-one stock split effective 26 November 2007 60

Deere’s second quarter 2009 conference call is scheduled for 9:00 a.m. central time on Wednesday, May 20, 2009 61